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                               Exelon Corporation


                                Robert S. Shapard
                            Executive Vice President

                 Edison Electric Institute Financial Conference
                                October 22, 2002




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                           Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.


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                                                               [LOGO FOR EXELON]

                                 What is Exelon?

-----------------------------------------------------------------------------------------------------
                                                           US Electric                      US
                                                            Companies                   Companies
-----------------------------------------------------------------------------------------------------

Retail Electric Customers           5.1 Million                  1st                         -

Nuclear Capacity                     15K MWs*                    1st                         -

US Generating Capacity               41K MWs**                   1st                         -

2001 Revenue                       $15.1 Billion                 9th                       135th

2001 Net Income                    $1.4 Billion                  2nd                       53rd

Market Cap                   $15.2 Billion (10/15/02)      3rd (10/15/02)            112th (10/15/02)

-----------------------------------------------------------------------------------------------------

* Includes AmerGen investment
** Includes AmerGen and Sithe investments


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                          Strategic Initiatives Update


                         -Cost Management Initiative

                         -Sithe Energies investment

                         -Midwest Generation contract



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                       Cost Management Initiative Success

                    - CMI is ongoing initiative, not a one-shot austerity program

                    -    Results to date - better than plan
                            -    Target for 2002: $200 million
                            -    Actual through August: $168 million

                    -    Commitment for 2003
                            - Savings targets included in 2003 planning; 2002 base built in
                            -    Continued focus on sustainable savings
                            -    CMI teams are still active


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                                 Sithe Portfolio

                    -    Sithe New England assets
                         -    Operating, merchant plants - 1,644 MWs
                         -    Under construction - 2,421 MWs

                    -    Other Sithe assets
                         -    Operating, merchant plants - 344 MWs
                         -    Operating, qualifying facilities - 977 MWs
                         -    Under construction - 230 MWs
                         -    Under advanced development - 1,600 MWs



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                    Midwest Gen Contract Provides Flexibility

                    -    Exelon/Midwest Generation contract runs through 2004
                         -    Includes options for supply choices

                    -    July 1 - decision on option coal generation
                         -    Turned back 2,684 MWs
                         -    Retained 1,265 MWs
                         -    Assured adequate supply, reliability of T&D system

                    -    October 2 - decision on options for Collins and peakers
                         -    Turned back 1,727 MWs
                         -    Retained 1,778 MWs

                    - Midwestern area has seen active development of new peaker capacity

                    -    Opportunity for Exelon to restructure its portfolio


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                             Upcoming Events in 2002


                    -    Q3 earnings results - October 30

                    -    Additional Sithe-related transactions

                    - Illinois Commerce Commission decision on ComEd Provider of Last Resort (POLR) filing


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                               Adoption of FAS 143
                          Asset Retirement Obligations


                                  Joseph Trpik
                        Director of Corporate Accounting

                 Edison Electric Institute Financial Conference
                                October 22, 2002


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                              Key Points of FAS 143

                    - FAS 143 has no impact on the cash flows related to decommissioning

                    - FAS 143 has no impact on the treatment of the nuclear decommissioning trust fund investments

                    - FAS 143 has no impact on NRC minimum funding requirements


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                                Basics of FAS 143

- Requires all legal, contractual or promissory estoppel obligations to be recorded at fair value

     - Obligation grows at credit-adjusted, risk-free rate over time, described as accretion expense

- Requires recognition of a corresponding "retirement asset" for each obligation

     -    Retirement asset is depreciated over the life of the obligation

     - Vehicle by which the base costs at the date the asset retirement obligation is incurred are recorded to the income statement

- Changes in the obligation due to a change in estimate are recorded to the balance sheet

     -    Changes will impact future periods of expense after the change


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                            Basics of FAS 143 (cont.)

- Requires detailed analyses, costs studies and cost escalation studies related to nuclear decommissioning and other obligations

     - Costs used are based on third-party costs even if work is planned to be completed internally

- Requires preparation of probabilistic cash flow models for all obligations individually

     - Requires determination of multiple scenarios and probability assessments for each obligation

     -    Calculation of amounts must be by individual obligation


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                               Adoption of FAS 143

-    Apply standard as if obligation had existed from the date incurred

- Net amount of the asset created and the change in the liability on the date of adoption is recorded through the income statement as a cumulative effect charge

- Both accretion of liability and depreciation of created asset will be shown as operating expenses going forward


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                                Current Analysis

Multiple cash flow scenarios to reflect range of possible outcomes were prepared:

-    For nuclear decommissioning

     -    18 scenarios per unit and 23 units result in 414 scenario models
          -    Timing scenarios
               -    Current license and license renewal
               -    Delayed decommissioning
          -    "Total cost of decommissioning" scenarios
               -    Base, low and high variances

-    For other asset retirement obligations

     -    Analysis and scenarios vary by type of obligation


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                            2003 Adoption Calculation


-    Calculation impacted by:

     -    Changes in the credit-adjusted, risk-free rate
     -    Changes to the interpretation of FAS 143 by the industry

-    Base assumptions:

     -    Entity-specific, obligation specific calculations
     -    Third-party cost escalation study results used in the models


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                       2003 Adoption Calculation - Results


Estimated impact includes ComEd units and Exelon's portion of AmerGen nuclear units:

- 2003 adoption impact: non-cash, one-time gain recorded as a cumulative effect in excess of $1.5 billion, after tax

- 2003-2007 after-tax expense: increase in non-cash expense from previous method

- Up to a $0.10 per share increase in non-cash expense in 2003 compared to the prior method

Note: Estimates based on current information and assumptions.


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                          FAS 143 Required Disclosures

- Pro forma income statement and balance sheet disclosures in year of adoption

- General description of asset retirement obligation (ARO) and related long-lived assets

-    Fair value of assets that are legally restricted for purposes of settling
     ARO

-    Roll-forward of ARO liability showing the changes attributable to:
     -    Liabilities incurred during the current period
     -    Liabilities settled during the current period
     -    Accretion expense
     -    Revisions in estimated cash flows

- Disclose if the fair value of an ARO cannot be reasonably estimated, including reasons


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                              Other Potential AROs

                    -    Collection of removal costs in regulated rates
                    -    Coal pads
                    -    Ash ponds
                    -    Lease contract terms
                    -    State permits and licenses
                    -    Regulatory agreements
                    -    Hydro facility agreements/licenses
                    -    Disposal costs for other hazardous materials (PCBs)
                    -    Environmental agreements
                    -    Thermal agreements


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                         Previous Decommissioning Method


- Decommissioning expense recognition differed based on the nature of the units
     -    Initially owned by ComEd, PECO or AmerGen purchased units
     -    Different treatment for PECO plants will continue (FAS 71)

- For ComEd units, amounts were recorded to expense based on an escalating method, with expense reflecting both an inflation component and a use component

-    For AmerGen units, expense is recorded based on inflation only

- For PECO units, amounts were recorded to expense in connection with the regulated recovery and changes in the decommissioning trust fund investment account

- Decommissioning of approx. $2.6 billion is recorded on the balance sheet in accumulated depreciation at 12/31/01 for active units

- Decommissioning of approx. $1.3 billion is recorded as a liability on the balance sheet at 12/31/01 for retired units


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                                     Summary


                    - FAS 143 has no impact on the cash flows related to decommissioning or other Exelon obligations

                    - FAS 143 has no impact on the treatment of the nuclear decommissioning trust fund investments

                    - FAS 143 has no impact on NRC minimum funding requirements


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                                     Summary


                                      Q & A


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
                                              FAS 143 Example


----------------------------------------------------------------------------------------------------------
:    Asset     12/31/2002                $    -                   Interest Rate                   7.50%  :
:                                                                                                        :
:    Liability 12/31/2002                $10,000                  Life of Asset                20 years  :
:                                                                                                        :
:    Discounted Cash Flows               $ 5,000                  Remaining Life               10 years  :
----------------------------------------------------------------------------------------------------------

     Asset created                       $ 2,500 ($5,000 liability *(10 years remaining/20 years total asset life)

     Liability at 1/1/2003               $ 5,000 (Equal discounted cash flows)


     Cumulative effect - Gain
     ------------------------
     Change in liability                 $ 5,000 ($10,000 12/31/02 liability - $5,000 1/1/2003 liability)
     Asset Created                       $ 2,500
                                         -------
     Total                               $ 7,500


     2003 Expense
     ------------
     Asset Depreciation                  $   250 ($2,500 asset over 10 years)
     Liability Accretion                 $   375 ($5,000 * 7.5%)
                                         -------
     Total                               $   625